編號 2293644
No.

公司註冊處
COMPANIES REGISTRY

公司註冊證明書
CERTIFICATE OF INCORPORATION

***

本人謹此證明
I hereby certify that

Hongkong Internet Financial Services Limited
香港互聯網金融服務有限公司

於本日根據香港法例第622章《公司條例》
is this day incorporated in Hong Kong under the Companies Ordinance

在香港成立為法團，此公司是一間
(Chapter 622 of the Laws of Hong Kong), and that this company is

有限公司。
a limited company.

本證明書於二〇一五年十月七日發出。
Issued on 7 October 2015 .

香港特別行政區公司註冊處處長鍾麗玲
Ms Ada L L CHUNG
Registrar of Companies
Hong Kong Special Administrative Region

註 Note :
公司名稱獲公司註冊處註冊，並不表示獲授予該公司名稱或其任何部分的商標權或任何其他知識產權。
Registration of a company name with the Companies Registry does not confer any trade mark rights or any other intellectual property rights in respect of the company name or any part thereof.

請沿虛線剪下並將有效的商業/分行登記證展示在營業地點。
Please cut along the dotted line and display the valid business/branch registration certificate at business address.

正本
ORIGINAL

~~副本~~
~~DUPLICATE~~

表格 2 FORM 2
《商業登記條例》(第310章)
BUSINESS REGISTRATION ORDINANCE (Chapter 310)
《商業登記規例》
BUSINESS REGISTRATION REGULATIONS
商業 / ~~分行登記證~~ Business / ~~Branch~~ Registration Certificate

[第5條]
[regulation 5]

業務 / 法團所用名稱
Name of Business/ Corporation
香港互聯網金融服務有限公司
HONGKONG INTERNET FINANCIAL SERVICES LIMITED

業務 / 分行名稱
Business/ Branch Name
* *
* *

地址
Address
UNIT 806, 8/F TOWER II CHEUNG
SHA WAN PLAZA 833 CHEUNG SHA
WAN RD KLN
HONG KONG

業務性質
Nature of Business
CORP

法律地位
Status
BODY CORPORATE

生效日期 Date of Commencement	屆滿日期 Date of Expiry	登記證號碼 Certificate No.	登記費及徵費 Fee and Levy (APP)
07/10/2015	06/10/2016	65322578-000-10-15-2	$2,250
			(登記費 FEE = $ 2,000)
			(徵費 LEVY = $ 250)

請注意下列《商業登記條例》的規定：

1. 第6(6)條規定任何業務獲發商業登記證或分行登記證，並不表示該業務或經營該業務的人或受僱於該業務的僱員已遵從有關的任何法律規定。

2. 第12條規定各業務須將其有效的商業登記證或有效的分行登記證於每一營業地點展示。

Please note the following requirements of the Business Registration Ordinance:

1. Section 6(6) provides that the issue of a business registration certificate or a branch registration certificate shall not be deemed to imply that the requirements of any law in relation to such business or to the persons carrying on the same or employed therein have been complied with.

2. Section 12 provides that valid business registration certificate or valid branch registration certificate shall be displayed at every address where business is carried on.

機印所示登記費及徵費收訖。 RECEIVED FEE AND LEVY HERE STATED IN PRINTED FIGURES.

30/09/2015 222618829 $2,250.00

IRDB101B (12/2010)